NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE, INTER ALIA, UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD,TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Principal Amount: $140,000.00	Issue Date: As of May 26, 2016
Maturity Dale: September 26, 2016

SECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, ONCOLOGIX TECH, INC., a Nevada corporation and holding company (“Oncologix”), with its headquarters at 1604 West Pinhook Rd. #200, Lafayette, LA 70508, and two of its wholly-owned subsidiaries and operating divisions, AMIAN ANGELS, INC., a Louisiana Corporation, with the same address as Oncologix, and ESTEEMCARE INC., a South Carolina corporation, with an address, at 3223 Sunset Drive- # 104, West Columbia, South Carolina 29169, (collectively, the “Borrowers”), jointly and severally, promise unconditionally to pay to the order of LEWIS FAMILY GROUP FUND LP, a Delaware limited partnership, or its successors and assigns, (the “Lender,” together with Borrowers, collectively the “Parties” and individually, a “Party”), with an address at c/o The Schwarz Firm PLLC, 954 Lexington Ave, Suite 261, New York, New York 10021, at such address of Lender or at such other place as Lender may designate from time to time in writing in accordance with the applicable provisions hereof, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE HUNDRED FORTY THOUSAND AND 00/100 DOLLARS ($140,000.00) (the “Principal Amount”), together with interest from the date hereof accruing on the unpaid Principal Amount outstanding from time to time at the rate or rates and in the manner hereafter specified and any and all other sums which may be owing to Lender by Borrowers pursuant to this Note.

1. Cancellation of Promissory Note and Related Agreements dated October 26, 2015. This secured convertible promissory note (“Note II”) in the principal amount of $140,000.00 is issued pursuant to that certain Forbearance, Restructuring and Novation Agreement, dated as of May 26, 2016 (the “Forbearance Agreement”), for the purpose of forbearing, cancelling, refinancing and restructuring an unpaid commercial loan evidenced by a four month promissory note between Oncologix and Lender originally issued on October 26, 2015 (“Note I”). Oncologix defaulted on Note I and such default has continued through the date hereof. Pursuant to the novation terms of Section 2 of the Forbearance Agreement, which is incorporated herein by reference, upon timely execution and electronic delivery to Lender of the Forbearance Agreement, this Note II and the related Security Agreement II by Borrowers hereto prior to May 27, 2016, and the timely electronic delivery of the notarized Affidavit of Confession of Judgment dated May 27, 2016, followed by the required delivery of the original executed and notarized version, Note I and the related Securities Purchase Agreement, Security Agreement I and Affidavit of Confession of Judgment, all dated October 26, 2015, which are an integral part of the same transaction as Note I, shall be fully extinguished, cancelled and of no force and effect and shall be deemed null and void ab initio.

1

2. Related Agreements; Integration.

(a) By their timely acceptance and execution of this Note II and the related Security Agreement of even date herewith (“Security Agreement II”) in accordance with the terms of the Forbearance Agreement, the Lender and each of the Borrowers agree to be bound by the applicable terms of Note II and Security Agreement II, which together with the Forbearance Agreement constitute an integral part of the same novation and restructuring transaction, or a single, integrated, written contract expressing the entire agreement of the Parties relative to the subject matter hereof. No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party with respect to the subject matter hereof except as specifically set forth in this Note II, and the Forbearance Agreement and Security Agreement II, and Borrowers agree that there are no conditions or understandings which are not expressed therein or in this Note II. Any and all references in this Note to the Forbearance Agreement or to the Security Agreement shall refer to such provisions as the same may from time to time be modified, amended, renewed, consolidated or extended.

(b) The obligations, liabilities and indebtedness due under this Note II are joint and several by the Borrowers signing below.

3. Principal and Interest Payments.

(a) Principal. Borrowers shall repay the entire outstanding Principal Amount, as well as all accrued and unpaid interest and all other sums due under this Note II, in immediately available funds, upon the date that is one hundred and twenty (120) days from the date hereof (the “Maturity Date”), or September 26, 2016. Borrowers may prepay all or any portion of the unpaid Principal Amount at any time prior to maturity without penalty or premium; provided, however, that the acceptance of any such partial prepayment when there is an Event of Default in existence hereunder shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Lender.

(b) Interest Rate Prior to Default. As long as there is no existing uncured “Event of Default,” as defined in Section 4 below, simple interest shall accrue and be payable on the outstanding Principal Amount at a rate of twenty percent (20.00%) per annum from the date hereof until the Maturity Date, payable monthly on the twenty sixth day of each month, beginning on June 26, 2016 and continuing through September 26, 2016. If Note II is prepaid in whole or in part, or an Event of Default (as defined in Section 4 below) occurs, the accrued and unpaid interest shall be calculated at 20% per annum as of the Prepayment Date or the Default Date, as the case may be, less any monthly interest already paid, and shall be prorated on the basis of a 366 day year for the actual number of days elapsed.

2

(c) Defaullt Interest Rate. Upon the occurrence of an “Event of Default,” as hereafter defined in Section 4, regardless of whether Lender elects to accelerate the unpaid Principal Amount as a result of such default, or upon the Borrowers’ default in payment on the Maturity Date, the rate of interest accruing on the outstanding Principal Amount, plus accrued and unpaid interest, collection and enforcement costs or any other unpaid sums due under this Note II, shall be 40.00% per annum, compounded daily, from the due date thereof until the same is paid (“Default Interest”). Default Interest shall accrue on the basis of a 366 day year for the actual number of days elapsed.

(d) Holiday Extension. If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in New York County, New York are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note II.

(e) Maturity Date Extension. On or prior to the Maturity Date, Borrowers may obtain a fifteen (15) calendar day extension of the Maturity Date (the “Maturity Extension Date”) upon the payment to Lender in immediately available funds of five thousand dollars and no cents ($5,000.00), or at the option of Lender, exercised in its sole discretion, upon an increase in the principal of this Note II by the same amount (five thousand dollars and no cents ($5,000.00)).

(f) Manner and Application of Payments. All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by Lender. All payments shall be applied first to (i) costs of collection or enforcement of Note II, if any, then to (ii) fees and penalties, if any, incurred hereunder then to (iii) accrued and unpaid interest, and thereafter (d) to principal.

4. Events of Default

(a) Upon the occurrence of any Event of Default specified in Section 4 (b) below, except under Section 4 (b)(i) (for which no notice is required), exercisable through the delivery of written notice to the Borrowers by the Lender (the “Default Notice”), the outstanding Principal Amount of this Note II plus any and all interest accrued thereon and any other sums due hereunder shall there and then be automatically accelerated and become immediately due and payable, without demand, presentment or notice of protest or other notice of dishonor (except as otherwise provided herein), all of which hereby are expressly waived, together with all costs, including, without limitation, reasonable legal fees and other expenses of collection.

3

(b) In addition, the occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(i) Borrowers fail to make any payment of principal and/or interest, or any other sum due hereunder, when and as the same shall become due and payable hereunder, whether at the Maturity Date, the Maturity Extension Date (see Section 3(e) above), upon acceleration or otherwise, and such amount remains unpaid during a grace period of five (5) days thereafter (the “Five Day Grace Period”);

(ii) Borrowers, or any one of them, breach any material covenant or other material term or condition contained in this Note II, the Forbearance Agreement or Security Agreement II, other than payment provisions set forth in Section 4(b) (i), and such breach continues without cure for a period of ten (10) calendar days after written notice thereof to the Borrowers from the Lender.

(iii) Any representation of the Borrowers made in this Note II, the Forbearance Agreement or Security Agreement II, is found by Lender to be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Lender with respect to this Note II, the Forbearance Agreement or Security Agreement II.

(iv) The making of an assignment by Oncologix for the benefit of creditors, or an application for or consent to the appointment of a receiver or trustee for it or for a substantial part of its business, or such a receiver or trustee shall otherwise be appointed.

(v) Any money judgment, writ or similar process entered or filed against any of the Borrowers after the date of execution hereof, other than in the ordinary course of business, for more than one hundred thousand dollars and no cents ($100,000.00), and such money judgment, writ or similar process shall remain unvacated, unbonded or unstayed for a period of thirty (30) days unless otherwise consented to by the Lender, which consent shall not be unreasonably withheld.

(vi) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against any of the Borrowers.

(vii) Any of the Borrowers fails to pay or to otherwise observe and perform any obligations imposed upon such Borrower under any indebtedness other than Note II in excess of $100,000.00 (“Material Indebtedness”), if such default shall continue for more than thirty (30) days;

4

(viii) Oncologix fails to timely file any report required to be filed by it with the SEC pursuant to Section 12, 13 or 15(d) or any other provision of the 1934 Securities & Exchange Act, except for the annual and quarterly reports for the periods specified in (xiv) and (xv) below and as to current reports on Form 8-K the late filing of which will not have a material adverse effect on the Borrower (the Borrower can cure any late filing by filing a timely notice of late filing and filing such report, provided, however, that any such late filing shall not prevent the Lender from listing or selling its shares under Rule 144).

(ix) Oncologix fails to maintain the listing of the Common Stock on at least one of the OTC Markets Pink, QB or QX marketplaces or an equivalent replacement trading market, the Nasdaq National Market, the Nasdaq Small Cap Market, the New York Stock Exchange, or the NYSE MKT LLC.

(x) Any dissolution, liquidation, or winding up of any of any of the Borrowers or any substantial portion of such Borrower’s business.

(xi) Any cessation of operations by any of the Borrowers or such Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of such Borrower’s possible lack of ability to continue as a “going concern” shall not be an admission that such Borrower cannot pay its debts as they become due.

(xii) The filing of any lawsuit or other legal action by or against any of the Borrowers challenging (i) the existence or priority of Lender’s security interests; or (ii) the enforceability or validity of this Note II, the Forbearance Agreement or Security Agreement II;

(xiii) Oncologist is enjoined, restrained, or in any way prevented by court order from continuing to conduct any material part of its business affairs or that of its operating divisions or subsidiaries;

(xiv) Lender fails to receive from Borrowers no later than July 15, 2016, the fiscal year-end financial statements of Oncologix as of August 31, 2015, including the income statement, balance sheet, statement of retained earnings, statement of cash flow and any notes to the above-referenced financial statements, reviewed by an independent certified public accountant and setting forth in comparative form the corresponding figures for the preceding fiscal year, with all such statements and balance sheets being in reasonable detail, including all supporting schedules and comments and prepared in accordance with generally accepted accounting principles, consistently applied by Oncologix;

5

(xv) Lender fails to receive from Borrowers no later than July 31, 2016, the quarterly financial statements of Oncologix for the quarters ending on November 30, 2015 and February 28, 2016 and no later than August 31, 2016 for the quarter ending May 31, 2016;

(xvi) Any event occurs which could reasonably be expected to substantially impair the value of the Collateral, as defined in Section 5 below, or Lender’s priority interest in or lien on the Collateral, or otherwise have a material adverse effect on Oncologix’s financial condition, operations, assets or prospects of Borrowers’ satisfaction of its obligations to Lender

5. Security. This Note is executed in connection with and is secured to the extent and in the manner set forth in Security Agreement II covering all business assets of the Borrowers, including but not limited to, accounts receivable, deposit accounts; inventory; equipment; general intangibles and the proceeds and products of all of the foregoing (collectively, the “Collateral”).

6. Conversion.

(a) Optional Conversion. At any time or from time to time after the Maturity Date of this Note II or upon the occurrence of an Event of Default, prior to payment in full of the entire outstanding balance under this Note II (unpaid Principal Amount, plus accrued and unpaid interest, plus any other sums due), the Lender shall have the right, at the Lender’s option, to convert such outstanding balance (the “Conversion Amount”), into shares of common stock of Oncologix, par value $0.001 per share (the “Common Stock”). The number of shares of Common Stock to be issued upon a conversion hereunder shall be determined by dividing (a) the Conversion Amount by (b) the Conversion Price (as defined below).

(i) Conversion Price. For purposes of this Note II, the “Conversion Price” is defined as either (i) 70% (the “Conversion Factor”) of the average of the three lowest closing bid prices for the Common Stock (the “Closing Bid Price”) during the twenty (20) Trading Days (as defined below) immediately preceding the Conversion Date (as defined below), or (ii) $.02 per share if there is no trading market for the Common Stock of Oncologix.

(ii) Trading Data. The trading data used to compute the Closing Bid Price shall be as reported by Bloomberg, LP (“Bloomberg”), or if such information is not then being reported by Bloomberg, then as reported by such other data information source as may be selected by the Lender. “Trading Day” means any day during which the primary market on which the Common Stock of Oncologix is principally traded at the relevant time is open for business.

6

(b) No Registration of Securities Required. Because any amounts due hereunder may, at Lender’s option, be converted into common stock of Oncologix, only after an Event of Default has occurred under this Note II, as one of alternative remedies then available to Lender to enforce Borrowers’ obligations hereunder, it is the opinion of Lender’s counsel that the issuance of any such securities hereunder, upon the exercise by Lender of such option, does not constitute an offer to sell, or a solicitation of an offer to buy, or a sale of securities under the United States Securities Act of 1933, as amended (“the “Securities Act”), and does not require registration thereunder or under any applicable state securities laws. Nevertheless, Lender acknowledges and agrees that any such securities, if issued, may and will only be resold (a) pursuant to a Registration Statement under the Act; or (b) pursuant to an exemption from registration under the Securities Act. Further, to the extent required by the Securities Act or Regulation D thereunder, Lender represents and warrants to, and covenants with, Borrowers that Lender is an accredited investor, as the term is defined in Rule 501(a) of Regulation D, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and that any securities so issued hereunder upon the exercise of Seller’s option upon default shall be held for its own account and not with a view of reselling them to the extent such resale would otherwise violate the Securities Act.

(c) Conversion Mechanics. In order to convert this Note II into Common Stock, the Lender shall give written notice to Oncologix at its principal corporate office (which notice, notwithstanding anything herein to the contrary, may be given via facsimile, email, or other means in the discretion of the Lender) pursuant to the forms attached hereto as Exhibit A (the “Conversion Notice”) and Exhibit A-1 (the “Conversion Worksheet”) of the election to convert the same pursuant to this Section 6(b) (the date on which a Conversion Notice is given, a “Conversion Date”). Such Conversion Notice shall state the Conversion Amount, the number of shares of Common Stock to which the Lender is entitled pursuant to the Conversion Notice (the “Conversion Shares”), and the account into which the shares of Common Stock are to be deposited (the “Lender Account”). The Borrower shall immediately, but in no event later than three (3) Trading Days after receipt of a Conversion Notice (the “Required Delivery Date”), deliver the Conversion Shares to the Lender Account. Notwithstanding anything to the contrary herein, all such deliveries of Conversion Shares shall be electronic, via DWAC, provided the Borrower is DWAC eligible. In the event the Borrower fails to deliver the Conversion Shares on or before the Required Delivery Date, in addition to all other remedies available to the Lender hereunder or under Security Agreement II or otherwise at law or in equity, a penalty equal to 1.5% of the Conversion Amount shall be added to the balance of this Note II per day until such Conversion Shares are received by the Lender (the “Actual Delivery Date”). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the Conversion Notice, and the person or entity entitled to receive the shares of Common Stock of Oncologix upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(d) No Fractional Shares. Conversion calculations pursuant to Section 6(a) shall be rounded up to the nearest whole share and no fractional shares shall be issuable by Oncologix upon conversion of this Note II or any portion thereof. All shares of Oncologix issuable upon conversion of this Note II or any portion thereof shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share.

7

(e) No Impairment. Oncologix will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Oncologix, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender against impairment.

Ownership Limitation. Notwithstanding the provisions of this Note, if at any time after the date hereof, the Lender shall or would receive shares of Common Stock in payment of interest or principal under this Note II or upon conversion of this Note II, so that the Lender would, together with other shares of Common Stock held by it or its affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 9.99% of the number of shares of Common Stock outstanding on such date (the “9.99% Cap”), Oncologix shall not be obligated and shall not issue to the Lender shares of Common Stock which would exceed the 9.99% Cap, but only until such time as the 9.99% Cap would no longer be exceeded by any such receipt of shares of Common Stock by the Borrower. The foregoing limitations are enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of the Lender.

7. Certain Adjustments on Optional Conversion. The number and class of securities into which this Note II may be converted under Section 6 shall be subject to adjustment in accordance with the following provisions:

(a) Capital Adjustments. If Oncologix shall at any time prior to the full payment of this Note II subdivide the Common Stock, by split-up or stock split, or otherwise, or combine the Common Stock, or issue additional shares of Common Stock as a dividend, the number of Conversion Shares issuable on the conversion of this Note II shall forthwith be automatically increased proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination. Any adjustment under this Section 7 shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Subsequent Equity Sales. If Oncologix or any subsidiary thereof, as applicable, at any time while this Note II remains outstanding and unconverted, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities convertible into or exercisable for shares of Common Stock (together herein referred to as “Equity Securities”), at an effective price per share less than the then-applicable Conversion Price (such lower price, the “Base Share Price” and such issuance collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced and only reduced to equal the Base Share Price. Such adjustment shall be made whenever such Common Stock or Equity Securities are issued. Oncologix shall notify the Lender, in writing, no later than the first trading day following the issuance of any Common Stock or Equity Securities subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not Oncologix provides a Dilutive Issuance Notice pursuant to this Section, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Lender is entitled to receive the Conversion Shares at a Conversion Price equal to the Base Share Price regardless of whether the Lender accurately refers to the Base Share Price in the Conversion Notice.

8

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares issuable upon conversion of this Note II, or in the Conversion Price, pursuant to the terms hereof, Oncologix shall promptly notify the Lender of such event and of the number of Conversion Shares.

(d) Exceptions to Adjustment. Notwithstanding the provisions of this Section 7, no adjustment to the Conversion Price shall be effected as a result of an Excepted Issuance. “Excepted Issuances” shall mean, collectively, (i) Oncologix’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights, (ii) Oncologix’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans or agreements which are constituted or in effect on the date of the initial issuance of this Note II.

(e) No Change Necessary. The form of this Note II need not be changed because of any adjustment in the number and class of securities issuable upon its conversion.

Further Adjustments. In case at any time or, from time to time, Oncologix shall take any action that affects the class of securities into which this Note II may be converted under Section 6, other than an action described herein, then, unless Agreement II evidencing or securing this Note II, shall not be construed as a waiver thereof, and no single or partial exercise of any such power, right, or remedy shall preclude any further exercise thereof or the exercise of any other power, right, or remedy. Thus, by accepting full or partial payment after the due date of any amount of principal or interest or any other amount payable under this Note II, Lender shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note II or any other amount payable thereunder, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note II. Likewise, the recovery of any judgment by the Lender and/or the levy of execution under any judgment shall not affect in any manner or to any extent any rights, remedies or powers of the Lender under this Note or under the Forbearance Agreement or Security Agreement II evidencing or securing this Note II, but such rights, remedies and power of Lender shall continue unimpaired as before.

9

8. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Section 7, Oncologix, at its sole expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Lender, within five (5) days, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Oncologix shall, upon the written request at any time of the Lender, furnish or cause to be furnished to the Lender a like certificate setting forth (a) such adjustments and readjustments, and (b) the number and class of securities and the amount, if any, of other property which at the time would be received upon the conversion of this Note II under Section 6.

9. Certain Waivers by Borrowers. Borrowers hereby waive presentment, demand, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, all amounts due hereunder except as may be otherwise specifically set forth herein.

10. Remedies Cumulative.

(a) No act of the Lender shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy. Each right, power and remedy of Lender under this Note II, the Forbearance Agreement or Security Agreement II or now or hereafter existing at law, in equity, by statute or otherwise, shall be separate, distinct cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. By way of illustration but not limitation, upon the occurrence of an Event of Default hereunder and at all times thereafter, Lender, in its sole discretion, without the necessity of obtaining any prior approval of any court and without notice to Borrowers, may: (a) declare the entire outstanding Principal Amount, together with all accrued interest and all other sums due under this Note II, to be immediately due and payable, and the same shall thereupon become immediately due and payable without presentment, demand or notice, which are hereby expressly waived; (b) exercise its right under Section 10 hereof to enter a judgment by confession against any or all Borrowers as provided hereinafter; (c) exercise its rights of conversion under Section 6 of this Note II; (d) exercise any or all rights, powers and remedies against the Collateral provided for in Security Agreement II or as otherwise available to Lender as a secured creditor under applicable law and/or (e) exercise any or all rights, powers and remedies now or hereafter available at law, in equity or otherwise.

10

11. Confession of Judgment.

(a) As a condition precedent to the execution of this Note H and Security Agreement II by Lender or their legal validity, authorized representatives of each of the Borrowers shall confess a judgment against it in favor of the Lender, in the form drafted by Lender in compliance with the requirements set forth in New York CPLR § 3218, for the outstanding Principal Amount of this Note II plus accrued and unpaid interest thereon, together with all other sums due hereunder including collection expenses, court costs and reasonable attorneys’ fees. Upon the occurrence of an Event of Default, in addition to any other rights or remedies the Lender may have under this Note II, Security Agreement II or applicable law, the Lender shall have the right to cause such Affidavit of Confession of Judgment to be filed and a Judgment by Confession to be entered in New York Supreme Court, New York County without further notice to Borrowers. By confessing judgment prior to default, the Borrowers voluntarily, knowingly, and intelligently waive, and elect to forego, inter alia, (i) the due-process rights of notice and opportunity to be heard by having an action at law first instituted (and process served) based upon this Note II or other evidence of debt upon which judgment is hereby confessed, (ii) the right to assert any and all available defenses or setoffs in such action pursuant to CPLR § 3018(b), inclusive of GOL § 521, and (iii) the right to a trial by judge or jury.

12. Representations and Warranties of Borrowers. In addition to the representations and warranties set forth in Security Agreement II, which are incorporated herein, in order to induce Lender to extend the credit accommodations provided for herein and therein, Oncologix hereby represents and warrants to the Lender the following:

(a) Each Borrower is duly incorporated, validly existing and in good standing under the laws of the State of its incorporation and has the power and authority to own and operate its assets and to conduct its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions whereFrom the date hereof until the date that is six (6) months after the date that all the Conversion Shares either have been sold by the Lender, or may permanently be sold by the Lender without any restrictions pursuant to Rule 144 (the “Registration Period”), Oncologix shall file with the Securities and Exchange Commission (the “SEC”) in a timely manner all required reports under Sections 13 or 15(d) of the Exchange Act and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder;

11

(b) Each Borrower is duly authorized to execute, deliver and perform its obligations under this Note II, the Forbearance Agreement and Security Agreement II, and all necessary action to authorize the execution, delivery and performance of such documents, not in conflict with each such Borrowers’ articles of incorporation or by-laws, or the terms of any charter or other organizational document of such Borrower has been properly taken.

(c) This Note II, the Forbearance Agreement and Security Agreement II, when executed and delivered by each Borrower, constitute the legal, valid and binding obligations of each such Borrower enforceable in accordance with their terms except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d) There are no actions, suits, arbitrations, investigations, claims, inquiries, or proceedings pending or threatened against or affecting Borrowers, or any one of them, in relation to its obligations to Lender and no proceedings before any governmental body are pending or threatened against Borrowers, or any one of them, except as set forth in Schedule A annexed hereto. None of such proceedings listed on Schedule A (if any) are reasonably expected to have a material adverse effect on the Borrowers (on a consolidated basis).

(e) Each Borrower is in compliance with all material laws, regulations, rulings, orders, injunctions, decrees, conditions or other requirements applicable to or imposed upon such Borrower by any law or by any governmental authority, court or agency with jurisdiction over such Borrower.

There is no fact known to Borrower which materially adversely affects or, so far as Borrower can now reasonably foresee, could reasonably be expected to materially adversely affect the business, assets, operations, condition (financial or otherwise) or results of operation of Borrower (on a consolidated basis) and which has not otherwise been fully disclosed to Lender.

(g) Oncologix’s Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”);

(h) Oncologix is not and for at least the last 12 months prior to the date hereof has not been a “shell company,” as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12(b)(2) of the Exchange Act;

(i) Oncologix is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and has filed all required reports under Section 13 or Section 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that Oncologix was required to file such reports); and

12

(j) Oncologix understands and acknowledges that the number of Conversion Shares issuable upon conversion of this Note II will increase in certain circumstances. Oncologix further acknowledges that its obligation to issue Conversion Shares upon conversion of this Note II in accordance with its terms is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of its other stockholders; and

(k) Oncologix has reserved from its duly authorized capital stock the appropriate number of shares of Common Stock for issuance, as required by the terms of this Note II should Lender, upon the occurrence of an Event of Default, exercise its conversion option hereunder. Moreover, the issuance of this Note II and its conversion terms has been duly authorized by the Borrower, and, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description.

13. Borrower’s Affirmative and Negative Covenants. In addition to the covenants set forth in the Forbearance Agreement and in Security Agreement II, which are incorporated herein by reference, Oncologix covenants and agrees, while any portion of this Note II remains outstanding and unconverted, as follows:

(a) Oncologix shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and Oncologix has maintained adequate reserves with respect thereto in accordance with United States GAAP.

(c) Oncologix shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements of all governmental bodies, departments, commissions, boards, insurers, courts, authorities, officials or officers which are applicable to Oncologix or any of its subsidiaries, except where the failure to so comply would not have a material adverse effect on Oncologix or any of its subsidiaries; provided, however, that nothing provided herein shall prevent Oncologix from contesting the validity or the application of any such requirements.

(d) Oncologix shall keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of tvheir financial transactions, are made in accordance with United States GAAP.

13

(e) From the date hereof until the date that is six (6) months after the date that all the Conversion Shares either have been sold by the Lender, or may permanently be sold by the Lender without any restrictions pursuant to Rule 144 (the “Registration Period”), Oncologix shall file with the Securities and Exchange Commission (the “SEC”) in a timely manner all required reports under Sections 13 or 15(d) of the Exchange Act and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder;

(f) Oncologix shall furnish to the Lender, so long as the Lender has exercised its conversion option hereunder upon an Event of default, and owns any Common Stock of Oncologix, promptly upon request, (i) a written statement by Oncologix that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of Oncologix and such other reports and documents so filed by Oncologix, and (iii) such other information as may be reasonably requested to permit the Lender to sell such securities pursuant to Rule 144 without registration;

(g) On the date hereof and at all times prior to the repayment in full of this Note II, Oncologix shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination;

(h) On the date hereof and at all times prior to the repayment in full of this Note II, Oncologix shall reserve the number of shares required by the Share Reserve for the purpose of, among other things, the conversion of this Note II. Oncologix represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. Oncologix shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of this Note II. If at any time the Share Reserve is insufficient to effect the full conversion of this Note II, Oncologix shall increase the Share Reserve accordingly. If it does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, Oncologix shall call and hold a special meeting of the stockholders within thirty (30) days of such occurrence, for the sole purpose of increasing such number of authorized shares. Oncologix’s management shall recommend to the stockholders to vote in favor of increasing the number of authorized shares of Common Stock. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. Oncologix shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this Section 10(h);

(i) The Common Stock of Oncologix shall be listed or quoted for trading on any of (i) NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the OTC Bulletin Board, or (vi) the OTCQX or OTCQB (each, a “Primary Market”). Oncologix shall promptly secure the listing of all of its securities issuable under the terms of the Transaction Documents upon each Lender in writing prior to the date hereof; (b) made in the ordinary course of business or (c) not in excess of $1,000.

14

Oncologix shall notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against it involving a claim in excess of $100,000.00;

(k) Oncologix shall use the proceeds from this Note for working capital and general corporate purposes only;

(1) Oncologix shall notify the Lender in writing, promptly upon the occurrence of any Event of Default;

(m) So long as the Borrowers shall have any obligation under this Note II, each of such Borrowers shall not, without the Lender’s written consent, create, incur, assume guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection, or suffer to exist any liability for borrowed money, except (i) borrowings in existence or committed on the date hereof and of which such Borrower has informed Lender in writing prior to the date hereof, (ii) indebtedness to trade creditors or fmancial institutions incurred in the ordinary course of business or (iii) borrowings, the proceeds of which shall be used to repay this Note II.

(n) Lender hereby agrees to give his consent on proper notice to any borrowings of Oncologix not in existence or committed on the date hereof provided that such borrowings are used exclusively to pay off existing debt and that, after first liquidating and paying off any debt in existence prior to the loan evidenced by this Note II, the balance of such proceeds shall be used to liquidate this Note II, in whole or in part, as the proceeds thereof permits. Only after this Note II is fully satisfied, may any remaining balance of the proceeds of such borrowings may be utilized for other purposes.

(o) So long as all or any of the Borrowers shall have any joint or several obligations under this Note II, any such Borrower shall not, without the Lender’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition; and

(p) So long as all or any of the Borrowers shall have any joint or several obligation under this Note II, any such Borrower shall not, without the Lender’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of such Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which such Borrower has informed Lender in writing prior to the date hereof; (b) made in the ordinary course of business or (c) not in excess of $1,000.

15

(q) So long as all or any of the Borrowers shall have any joint or several obligations under this Note II, Borrowers, jointly or severally, will not enter into any agreements with any of their other creditors that might impair Borrowers’ ability to perform under this Note II, the Forbearance Agreement or Security Agreement II.

(r) So long as all or any of the Borrowers shall have any joint or several obligation under this Note II, Oncologix will ensure that Lender is fully informed at all times of all matters relating to the operation of all its subsidiaries and operating divisions, including any planned changes in key personnel or material changes in the manner of operating such businesses.

14. Failure or Indulgence Not Waiver. No course of dealing between the Parties or failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.

15. Notices.

(a) Except for any notices required under applicable law or this Note II to be given in another manner, all notices, requests, demands, directions, and other communications provided for in this Note II must be in writing and must be sent by certified mail-return receipt requested, delivered, or sent by overnight delivery to the appropriate Party at that Party’s respective address set forth below; provided, however, that notice shall be deemed sufficient if actually received by the Party regardless of the mode of transmission or delivery, at its address set forth below:

If to the Borrowers, to:

Oncologix Tech, Inc.

1604 W. Pinhook Drive #200

Lafayette, LA 70508

Attn: Roy Wayne Erwin

President and Chief Executive Officer

If to the Borrowers, to:

Lewis Family Group Fund LP
do The Schwarz Firm, PLLC
954 Lexington Ave., Suite 261
New York, New York 10021

With a copy by email only to kellyannlewis@mac.com (which copy shall not constitute notice):

16

(c) has been commenced by Lender to enforce or collect this Note II) or in successfully defending any counterclaim or other legal proceeding brought by the Borrowers contesting Lender’s right to collect the outstanding Principal Amount or any other amount due and payable hereunder. If any action at law or in equity is necessary to enforce this Note II or to collect payment under this Note II, the Lender shall be entitled to recover reasonable attorneys’ fees, collection costs and court costs directly related to, such enforcement or collection actions. All of such costs and expenses shall bear interest at the Default Rate of interest provided herein, from the date of payment by Lender until repaid in full. Borrower shall pay and reimburse

(d) Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in any manner herein set forth.

16. Entire Agreement. This Note II, together with the Forbearance Agreement and Security Agreement II, contains the complete understanding and agreement of the Borrowers and the Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations with respect to the subject matter thereof, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Note II, the Forbearance Agreement or Security Agreement II.

17. Amendments. This Note II or any provision hereof may only be amended by an instrument in writing signed by the Borrowers and the Lender. The term “Note II” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed as of May 26, 2016, or if later amended or supplemented, then as so amended or supplemented. Any amendment, supplement or modification of or to any provision of this Note II, any waiver of any provision of this Note II, and any consent to any departure by either Party from the terms of any provision of this Note II, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

18. Assignability. This Note II shall be binding upon each of the Borrowers and their respective heirs, personal representatives, successors and permitted assigns, and shall inure to be the benefit of the Lender and its successors and assigns. The Borrower shall not assign this Note II without the prior written consent of the Lender. Each approved assignee of this Note must be an “accredited investor” (as defnied in Rule 501(a) of the Act).

19. Collection Costs and Attorneys’ Fees. If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, the Borrowers agree to pay to Lender upon demand all costs and expenses, including, without limitation, all reasonable attorney’s fees and court costs incurred by Lender in connection with the enforcement or collection of this Note II (whether or not any action has been commenced by Lender to enforce or collect this Note II) or in successfully defending any counterclaim or other legal proceeding brought by the Borrowers contesting Lender’s right to collect the outstanding Principal Amount or any other amount due and payable hereunder. If any action at law or in equity is necessary to enforce this Note II or to collect payment under this Note II, the Lender shall be entitled to recover reasonable attorneys’ fees, collection costs and court costs directly related to, such enforcement or collection actions. All of such costs and expenses shall bear interest at the Default Rate of interest provided herein, from the date of payment by Lender until repaid in full. Borrower shall pay and reimburse

17

20. Severability. If any part of this Note II is construed to be in violation of any law or any other agreement delivered in connection herewith or their application to any person or circumstances, such invalidity, illegality or unenforceability shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note II shall remain in full force and effect.

21. Waiver of Trial by Jury. Borrower hereby expressly waives any and all rights, whether arising under the New York constitution, statutes, New York Civil Procedure Law and Rules, common law, or otherwise, to demand a trial by jury in any action, matter, claim, or cause of action whatsoever arising out of or in any way related to this Note II, the Forbearance Agreement, Security Agreement II or any other documents and instruments executed in connection herewith, or any subsequent amendments, renewals, supplements, or modifications to this Note II, whether with respect to contract claims, tort claims, or otherwise. Borrower agrees that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, borrower further agrees that its respective right to a trial by jury is waived by operation of this section as to any action, counterclaim, or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Note II or any provision hereof.

22. Next Business Day Whenever any amount expressed to be due by the terms of this Note II is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note II is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note II, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

23. Governing Law. This Note II shall be governed by, construed and interpreted in accordance with the laws of the State of New York excluding the choice of law rules thereof, or as applied to contracts entered into by New York residents within the State of New York and which are to be performed entirely within the State of New York.

24. Jurisdiction & Venue. Borrowers consent to the personal jurisdiction of, and venue in, the state courts located in New York County, New York (or in the event of federal jurisdiction, any United States District Court for the Southern District of New York), in an action brought by Lender with respect to any disputes arising out of or related to this Note II, the Forbearance Agreement or Security Agreement II, and waive,v to the maximum extent permitted by law, any defense of lack of jurisdiction, improper venue, or forum non conveniens. Lender reserves the right, however, to bring suit with respect to any disputes arising out of or related to this Note II or Security Agreement II in any jurisdiction or venue permitted by the procedural (non-substantive) law of such jurisdiction.

18

25. Service of Process. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note II, the Forbearance Agreement or Security Agreement II by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note II, the Forbearance Agreement or Security Agreement II and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

26. Unconditional Obligation. No provision of this Note II shall alter or impair the obligation of the Borrowers, which is absolute and unconditional, to pay the principal of, and interest on, this Note II at the time, place, and rate, and in the currency or where contemplated herein in convertible shares of Common Stock, as applicable, as herein prescribed. The unpaid principal Amount of this Note II, together with unpaid interest accrued thereon, and fees, costs, expenses, and other amounts now or hereafter payable by Borrowers to Lender under this Note II and Security Agreement II, are unconditionally owing by Borrowers to Lender, without offset, defense, or counterclaim of any kind, nature, or description whatsoever. This Note II is a direct, joint and several obligations of the Borrowers.

27. Acknowledgment by Borrowers. Borrowers represent and warrant that: (i) all of the terms, conditions, waivers, warranties, and promises set forth in this Note II, the Forbearance Agreement and Security Agreement II and any other documents and instruments executed in connection herewith, are made after opportunity to consult with legal counsel of their choosing and with an understanding of their significance and consequence; (ii) Borrowers have received, or have had the opportunity to receive, independent legal advice from attorneys of their choice with respect to the advisability of executing this Note II, the Forbearance Agreement and Security Agreement II and any other documents and instruments, including the Affidavit of Confession of Judgment executed in connection herewith; and (iii) this Note II and the related Forbearance Agreement and Security Agreement II and any other documents and instruments executed in connection herewith have been carefully read by, the contents hereof are known and understood by, and are signed freely by each Party executing this Note II and any such related agreements and documents.

19

28. Captions. The captions or headings of the paragraphs in this Note II are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note II, and shall be disregarded in interpreting the substantive provisions hereof. This Note II shall be construed without regard to any presumption or rule requiring that it be construed against the Party causing this Note II or any part hereof to be drafted.

29. Rules of Construction. In this Note II, the terms defined herein apply equally to both the singular and the plural forms thereof; whenever the context may require, any pronoun will include the corresponding masculine, feminine, or neuter forms thereof; except when used in connection with the description of a period of time, the word “including” and the like are deemed to be followed by the phrase “without limitation”; the word “or” is not exclusive; the words “approval” of and “notice” to the Parties are deemed to be preceded by the word “written”; all references to “section” or “sections” mean the applicable section or paragraphs of this Note unless otherwise specified.

29. Mutual Cooperation. Borrowers and Lender shall further execute any further documents or instruments and will take any other action consistent with terms of this Note II and Security Agreement II that may reasonably be requested by the other Party for the purposes of implementing the transactions which are the subject of this Note II and Security Agreement II.

30. Authority to Bind Parties. The signatories for the entities listed below covenant, represent, and warrant that (i) each Party executing this Note II, the Forbearance Agreement, Security Agreement II and the Affidavit of Confession of Judgment in a representative capacity is empowered to do so and all necessary approvals to enter into such documents comprising this transaction have been obtained; (ii) have the full legal capacity, right, power, and authority to execute and enter into this Note II and the aforementioned related documents; and (iii) this Note II and such related documents are valid and binding obligations enforceable against the entities on whose behalf they respectively purport to act.

31. Execution in Counterpart. This Note II, the Forbearance Agreement and Security Agreement II may be executed and delivered in any number of counterparts, each of which, when so executed and delivered, shall be an original, and such counterparts together shall constitute but one and the same Note II, Forbearance Agreement or Security Agreement II, as the case may be. However, the Affidavit of Confession of Judgment must be executed and delivered in one original document.

32. Fax or Electronic Signatures. This Note II, the Forbearance Agreement and Security Agreement II may be signed by facsimile or electronic signatures, which shall have the same force and effect as an original signature; provided, however, that Borrower shall deliver original signatures to Lender within five calendar days after the date of their execution of this Note II, the Forbearance Agreement and Security Agreement II.

[SIGNATURES NEXT PAGE]

20

IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.

ONCOLOGIX TECH,

Name:	Roy Wayne Erwi
Title:	President and Chief Executive Officer

Date signed:	May 27, 2016 eff. a/o May 26, 2016

AMIAN ANGELS, INC

By:	/s/ Roy Wayne Erwi
Name:	Roy Wayne Erwi
Title:	President and Chief Executive Officer

Date signed:	May 27, 2016 eff. a/o May 26, 2016

ESTEEMCARE INC.

By:	/s/ Roy Wayne Erwi
Name:	Roy Wayne Erwi
Title:	President and Chief Executive Officer
Date signed: May 27, 2016 eff. a/o May 26, 2016

21

EXHIBIT A

Lewis Family Group Fund LP

do The Schwarz Finn, PLLC
954 Lexington Ave., Suite 261
New York, New York 10021

Date:_________________________

Via Email to ________________________

Oncologix Tech, Inc.

1604 W. Pinhook Drive #200

Lafayette, LA 70508

Attn: Roy Wayne Erwin

President and Chief Executive Officer

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to Oncologix Tech, Inc., a Nevada corporation (“Oncologix”) and its subsidiaries,                  pursuant to that certain Secured Convertible Promissory Note made by the Borrowers in favor of the Lender on May 26, 2016, as the same may be amended from time to time, (the “Note”), that the Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of common stock of Oncologix as of the date of conversion specified below. Such conversion shall be based on the conversion price set forth in Option 1 below, unless there is no trading market for the Common Stock of Oncologix below, in which case the Conversion Price per shall be fixed at $ .50 per share, as set forth in Option 2 below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Lender in its sole discretion, Lender may provide a new form of Conversion Notice to conform to the Note.

A.	Date of conversion:_________________________

B.	Conversion #: ________________________

C.	Conversion Amount:_____________________

Option 1-Trading Market Exists for Common Stock of Oncologix

D.	Average of Three Lowest Closing Bid Prices:_______________ (of the last 20 Trading Days per Exhibit A-1)

E.	Conversion Factor:_____________ (70%)

F.	Conversion Shares: _______________(C divided by D)

1

G.	Remaining Note Balance:_________________________

H.	Required Delivery Date: ________________(three days after delivery of the Conversion Notice)

Option 2-No Trading Market Exists for Common Stock of Oncologix

F	Conversion Price: _______________($.50 per share)

G	Conversion Shares:___________________ (C divided by D)

H.	Remaining Note Balance:

I.	Required Delivery Date:__________ (three days after delivery of the Conversion Notice)

Please transfer the Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:

DTC#:

Account #:

Account Name:

Sincerely,

LEWIS FAMILY GROUP FUND LP

By:	LF FUND LLC, General Partner

Kelly Ann Lewis
Manager

2

EXHIBIT A-1

CONVERSION WORKSHEET

	Trading Day	Closing Bid Price	Lowest (Yes or No)

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.

3